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                                                                      EXHIBIT 14

                                 POWER OF ATTORNEY



SAFECO Life Insurance Company, a Washington Corporation, (the "Company") and each of its undersigned officers and directors, hereby nominate and appoint Boh
A. Dickey and Randall H. Talbot ( with full power to each of them to act alone) their true and lawful attorney-in-fact and agent, for them and in their names and places in any and all capacities, to execute and sign all amendments to the Registration Statements of SAFECO Separate Account C on Form N-4, SAFECO Separate Account SL on Form S-6, and SAFECO Resource Variable Account B on Form N-4 (hereinafter "Separate Accounts") under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Accounts, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, SAFECO LIFE INSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President and attested by its Secretary, and the undersigned officers and directors have each executed such power of attorney, on the 1st day of April, 1998.


                              SAFECO LIFE INSURANCE COMPANY


                              By:  /s/ Randall H. Talbot
                                   ----------------------------
                                   Randall H. Talbot, President

ATTEST:


/s/ Rodney A. Pierson
----------------------------
Rodney A. Pierson, Secretary



                          (Signatures Continue on Next Page)


                                         -43-
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NAME                                    TITLE
----                                    -----

/s/ RANDALL H. TALBOT                   Director and President
------------------------------          (Principal Executive Officer)
Randall H. Talbot


/s/ RICHARD E. ZUNKER                   Director and Vice Chairman
------------------------------
Richard E. Zunker


/s/ JAMES T. FLYNN                      Vice President,
------------------------------          Controller and Asst. Secretary
James T. Flynn                          (Principal Accounting Officer)


/s/ RODNEY A. PIERSON                   Director, Senior Vice President
------------------------------          and Secretary
Rodney A. Pierson


/s/ ROGER H. EIGSTI                     Director and Chairman
------------------------------
Roger H. Eigsti


/s/ BOH A. DICKEY                       Director
------------------------------
Boh A. Dickey


/s/ DONALD S. CHAPMAN                   Director
------------------------------
Donald S. Chapman


/s/ W. RANDALL STODDARD                 Director
------------------------------
W. Randall Stoddard


/s/ JAMES W. RUDDY                      Director
------------------------------
James W. Ruddy


/s/ DALE E. LAUER                       Director
------------------------------
Dale E. Lauer



/s/ RONALD L. SPAULDING                 Director, Vice President and Treasurer
------------------------------
Ronald L. Spaulding


                                         -44-